UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): April 6, 2023
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis,	Missouri	63136
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Emerson Electric Co. ("Emerson" or the "Company") is providing supplemental unaudited historical results to facilitate investors' understanding of the Company's consolidated and segment results. The information within this document is intended to provide investors with the presentation of our financial results that we expect to use in future earnings releases, and provide further clarification of AspenTech's financial results within Emerson's consolidated financial results. Additionally, historical underlying sales for the new segments is provided for fiscal 2022 on a quarterly basis. The information in Exhibit 99.1 has been reported within Emerson's consolidated results, does not represent a restatement of previously issued financial statements and should be read in conjunction with the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The information contained in this Form 8-K is being provided voluntarily and shall not be deemed “filed” for purposes of, or subject to liability under, Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any Company filing with the Securities and Exchange Commission.

Non-GAAP Financial Measures

The supplemental unaudited historical results contain non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission and in the supplemental tables furnished with this Form 8-K.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the Company's ability to successfully complete on the terms and conditions contemplated, and the financial impact of, the proposed Climate Technologies transaction, the potential National Instruments transaction, the scope, duration and ultimate impacts of the COVID-19 pandemic and the Russia-Ukraine conflict, as well as the economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits

The Company is including herein supplemental unaudited historical information for the quarters ended December 31, 2022 and 2021. Fiscal year 2022 underlying sales growth by quarter for its consolidated results and business segments is also provided. This information is attached as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1
Supplemental unaudited historical information for the quarters ended December 31, 2022, and 2021, and underlying sales growth for the quarters ended December 31, 2021, March 31, 2022, June 30, 2022, and quarter and year ended September 30, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	April 6, 2023	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary